EXHIBIT 21
SYMBOL TECHNOLOGIES, INC.
LIST OF SUBSIDIARIES AS OF MARCH 9, 2005

Symbol Technologies, Inc. owns directly or indirectly 100% of the stock of the following corporations:

DOMESTIC CORPORATE ENTITIES

@pos.com, Inc.*
3051 N. First Street
San Jose, California 95134
State of Incorporation: Delaware

Crossvue, Inc.
3051 N. First Street
San Jose, California 95134
State of Incorporation: Delaware

Covigo, Inc.
One Symbol Plaza
Holtsville, New York 11742
State of Incorporation: Delaware

Symbol Technologies International, Inc.
One Symbol Plaza
Holtsville, New York 11742
State of Incorporation: Delaware

Symbolease, Inc.
One Symbol Plaza
Holtsville, New York 11742
State of Incorporation: Delaware

Symbolease Canada, Inc.
2540 Matheson Blvd. East
Mississauga, Ontario
Canada L4W 4Z2
State of Incorporation: Delaware

Symbol Technologies Asia, Inc.
One Symbol Plaza
Holtsville, New York 11742
State of Incorporation: Delaware

Symbol Technologies Finance, Inc.
One Symbol Plaza
Holtsville, New York 11742-1300
State of Incorporation: Delaware

Symbol Technologies Product Development Corporation
One Symbol Plaza
Holtsville, New York 11742-1300
State of Incorporation: California

Symbol Technologies Florida, Inc.
One Symbol Plaza
Holtsville, New York 11742-1300

State of Incorporation: Florida

Symbol Technologies Delaware, Inc.
One Symbol Plaza
Holtsville, New York 11742-1300
State of Incorporation: Delaware

Sonshire Industries, Inc.
One Symbol Plaza
Holtsville, New York 11742-1300
State of Incorporation: New York

Mobile Integrated Technologies,
100 Chapparral Court, Suite 130
Anaheim, CA 92808
State of Incorporation: Delaware

Bridge–3 Corp.
One Symbol Plaza
Holtsville, NY 11742-1300
State of Incorporation: Delaware

Trio Security, Inc.
One Symbol Plaza
Holtsville, New York 11742
State of Incorporation: Delaware

Telxon Corporation
One Symbol Plaza
Holtsville, New York 11742-1300
State of Incorporation: Delaware

Metanetics Corporation
One Symbol Plaza
Holtsville, New York 11742-1300
State of Incorporation: Delaware

Penright! Corporation
One Symbol Plaza
Holtsville, New York 11742-1300
Sate of Incorporation: Delaware

The Retail Technology Group, Inc.
One Symbol Plaza
Holtsville, New York 11742-1300
State of Incorporation: Delaware

RTG Holdings, Inc.
One Symbol Plaza
Holtsville, New York 11742-1300
State of Incorporation: Ohio

Telxon System Services, Inc.
One Symbol Plaza
Holtsville, New York 11742-1300
State of Incorporation: Delaware

SBL Technologies, L.L.C.
One Symbol Plaza
Holtsville, New York 11742-1300
State of Formation: New York

Symbol Technologies Africa, Inc.
One Symbol Plaza
Holtsville, New York 11742-1300
State of Incorporation: Delaware

Symbol Technologies International, Inc.
One Symbol Plaza
Holtsville, New York 11742-1300
State of Incorporation: New York

Symbol Technologies Latin America, Inc.
One Symbol Plaza
Holtsville, New York 11742-1300
State of Incorporation: Delaware

Symbol Technologies, Inc.
One Symbol Plaza
Holtsville, New York 11742-1300
State of Incorporation: New York

Symbolease Funding LLC
One Symbol Plaza
Holtsville, New York 11742-1300
State of Formation: Delaware

Penware, Inc.
One Symbol Plaza
Holtsville, New York 11742-1300
State of Incorporation: California

FOREIGN CORPORATE ENTITIES

Symbol Technologies Asia Pte Ltd.
230 Victoria Street
04-05 Bugis Junction Office Tower
Singapore 0718

Symbol Technologies Japan, Inc.
San-Ei Building, 4F, 1-22-2, Nishi – Shinjuku
Shinjuku-Ku, Tokyo-160, Japan
Country of Incorporation: Japan

Symbol Technologies India Private Limited
FM House 6/12, Primrose Rd.
Gurappa Ave. Bangalore 560 025
Registration# 27066 India

Symbol Technologies Hong Kong Limited
703 Top Glory Tower
No. 262 Gloucester Rd.
Causeway Bay, Hong Kong

Symbol Technologies Czech Republic s.r.o
Prumyslova 2
695 01 Hodonin
Czech Republic

Symbol FSC, Inc. (to be dissolved)
One Symbol Plaza
Holtsville, New York 11742
Country of Incorporation: Barbados

Symbol Technologies Mexico, Limited
Blvd. Manuel Avila, Camacho # 88, Piso 3, Col. Lomas de Chapultapec
C.P. 11000 Mexico, D.F. Mexico
Country of Incorporation: Mexico

Symbol de Mexico, S. de R. L. de C.V.
Avila Camacho, 1325 Altos Col.
Medardo Gonzalez. Reynosa, Tomaulipas, Mexico
Country of Incorporation: Mexico

Productos y Servicios de Telxon, S. de R.L. de C.V.
Calle Carlos Dickens #2814 Col. Infonavit Casas Grandes
Cd. Juarez, Chihuahua, Mexico. 32600
Country of Incorporation: Mexico

Symbol Technologies Africa, Inc. (South Africa)
Block BZ Rutherford Estate
1 Scott Street
Waverly 209
Republic of South Africa
Branch of Symbol Technologies Africa, Inc.
State of Incorporation: Delaware

Symbol Technologies da Argentina SRL
Av. Moreau de Justo 1148 Piso 4 — Oficina C-405 (1107)
Capital Federal Buenos Aires, ARG

Telxon Australia Pty. Limited (Australia)
9th Floor
432 Street, Kilda Road
Melbourne, VIC 3004
Australia
Country of Incorporation: Australia

Symbol Technologies Pty. Ltd.
9th Floor
432 Street, Kilda Road
Melbourne, VIC 3004
Australia
Country of Incorporation: Australia

Symbol Technologies GesmbH
2 Haus — 5 Stock
Prinz-Eugenstrasse 70
1040 Wein
Austria

Country of Incorporation: Austria

Symbol Technologies Do Brasil LTDA
Avenida Tamore, No. 450
Barueri, Brazil
Ownership Interest: 85%

Symbol Technologies Holdings Do Brazil LTDA
Rua da consolacao, No. 247 6th Floor, Suite 4-E
Sao Paulo, Brazil

Symbol Technologies Canada ULC
5180 Orbitor Drive
Mississauga, Ontario, Canada L4W 5L9
Country of Incorporation: Canada

Symbol Technologies A/S
Gydevang 2,
DK-3450 Allerod
Denmark
Country of Incorporation: Denmark

Symbol Technologies S.A.S
3 Rue de la Renaissance
92184 Antony Cedex, France
Country of Incorporation: France

Symbol Technologies GmbH
Waldstrasse 68
6057 Dietzenbach
Germany
Country of Incorporation: Germany

Symbol Technologies GmbH & Co. KG
Waldstrasse 68
6057 Dietzenbach
Germany
Country of Incorporation: Germany

Symbol Technologies Holding GmbH & Co. KG
Waldstrasse 68
63128 Dietzenbach, Germany
Entity Type: Partnership

Symbol Technologies S.R.L.
Via Cristoforo Colombo, 49
20090 Trezzano S/L Naviglio,
Milan, Italia
Country of Incorporation: Italy

Symbol Technologies Holdings Srl,
Via Cristoforo Colombo, 49
20090 Trezzano S/L Naviglio,
Milan, Italia
Country of Incorporation: Italy

O.Y. Symbol Technologies AB
Vattuniemenkatu 14
00210
Helsinki, Finland
Country of Incorporation: Finland

Symbol Technologies AB
Albygatan 109D
Solna, Sweden
Country of Incorporation: Sweden

Symbol Technologies S.L.
Edificioi la Piovera Azul
C. Peonias, No.2 – Sexta Planta
28042 Madrid
Spain
Country of Incorporation: Spain

Symbol Technologies Ltd.
Symbol Place
Winnersh Triangle
Reading
Berkshire Rg41 5TP
UK
Country of Incorporation: United Kingdom

Symbol Technologies UK Limited
Symbol Place
Winnersh Triangle
Reading
Berkshire Rg41 5TP
UK
Country of Incorporation: United Kingdom
Date of Incorporation: 07/19/96

Telxon Limited Pty. Ltd.
Unit C, 55-61 Talavera Rd.
North Ryde, Australia NSW 2113
Country of Incorporation: Australia

Telxon Limited (UK)
Old Orchard, High Street
Poole, Dorset, United Kingdom BH15 1AE
Country of Incorporation: England
Date of Incorporation: 04/01/82

Telxon Foreign Sales Corporation
3330 W. Market Street
Akron, OH 44333
EIN: 34-1474811
Country of Incorporation: Virgin Islands

Crossvue (Private) Limited
No. 80 Navam Mawatham,
Colombo 02 , Sri Lanka
Country of Incorporation: Sri Lanka

Symbol Technologies Netherlands B.V.
Kerkplein 2, 7051 CX, Postbus 24 7050 AA
Varsseveld, Netherlands
Country of Incorporation: The Netherlands

Symbol Technologies, C.V.
Schouwburgplein 30-34
3012 CL Rotterdam, The Netherlands
Entity Type: Partnership
Partners: Symbol Technologies, Inc., Symbol Technologies International, Inc., Symbol Technologies
Delaware, Inc.

Monteria Holdings B.V.
Schouwburgplein 30-34
3012 CL Rotterdam, The Netherlands
Entity Type: Corporation

Zamora Holdings B.V.
Schouwburgplein 30-34
3012 CL Rotterdam, The Netherlands
Entity Type: Corporation